Exhibit 10.04

24.01.2003

Final

RAHMENLEISTUNGSVERTRAG

zwischen

T-Systems International GmbH

- nachfolgend "TSI" oder "Leistungsgeber" genannt -

und

Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

- nachfolgend "Regionalgesellschaft" oder "Leistungsnehmer" genannt -

- die TSI und die Regionalgesellschaft

nachfolgend einzeln oder gemeinsam "Leistungsbeteiligte" genannt -

INHALTSVERZEICHNIS

Vorbemerkung		4
§ 1 Grundsätze, Regelungssystem		4
§ 2 Art der Leistung, Leistungsumfang		6
§ 3 Vergütung		7
§ 4 Rechnungsstellung, Zahlung		8
§ 5 Leistungsstörungen, Gewährleistungen		9
§ 6 Haftung, Verjährung		10
§ 7 Höhere Gewalt		11
§ 8 Kooperation, Nebenpflichten des Leistungsgebers,		11
Mitwirkungspflichten des Leistungsnehmers		11
§ 9 Geheimhaltung		12
§ 10 Laufzeit des Vertrages; Kündigung		13
§ 11 Streitbeilegung		14
§ 12 Übertragung von Rechten und Pflichten		14
§ 13 Rechte Dritter bei Finanzierung des Leistungsnehmers		17
§ 14 Verschiedenes		17

ANLAGENVERZEICHNIS - TERM SHEETS

Term Sheet Nr. 1	Heranführungsleistungen
Term Sheet Nr. 2	Übertragungsleistungen
Term Sheet Nr. 3	Signalabgriffe RegG
Term Sheet Nr. 4	Signalabgriffe TSI

SONSTIGE ANLAGEN

Anlage RLV 13	Finanzierungsbestimmungen

RAHMENLEISTUNGSVERTRAG TSI - HH/SH/MV - HENGELER MUELLER

Vorbemerkung

1.             Die Deutsche Telekom AG (nachfolgend “DTAG” genannt) hat ihren Bereich “Breitbandkabel” (nachfolgend “Breitbandkabel-Geschäft” oder “BK-Geschäft” genannt) mit Einbringungsvertrag vom 22. Dezember 1998 zum 31. Dezember 1998 in die Kabel Deutschland GmbH (nachfolgend “KDG” genannt) eingebracht. Abgesehen von bestimmten zentralen Funktionen hat die KDG ihr gesamtes BK-Geschäft regionalisiert und in verschiedene Regionalgesellschaften eingebracht bzw. ausgegliedert, und zwar in die sechs Regionalgesellschaften in den Regionen Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern, Niedersachsen/Bremen, Berlin/Brandenburg, Sachsen/Sachsen-Anhalt/Thüringen, Rheinland-Pfalz/Saarland und Bayern (die sechs Regionalgesellschaften nachfolgend zusammenfassend die “Einbezogenen Regionalgesellschaften” genannt) sowie in drei weitere Regionalgesellschaften in den Regionen Nordrhein-Westfalen, Baden-Württemberg und Hessen. Die KDG hat dabei mit dem am 26. März 2001 abgeschlossenen Ausgliederungs- und Übernahmevertrag (nachfolgend “Ausgliederungsvertrag” genannt) denjenigen Teil ihres Breitbandkabel-Geschäfts auf den Leistungsnehmer weiter übertragen, der sich auf die Region Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern bezieht.

2.             Die Leistungsbeteiligten haben diesen Rahmenleistungsvertrag und die Term Sheets mit Wirkung zum Änderungsstichtag geändert. Dieser Änderungsstichtag entspricht dem Übertragungstag im Sinne von § 5.1 des Vertrages über den Verkauf und die Abtretung der Tochtergesellschaften der Viola Kabelgesellschaft (Deutschland) mbH und bestimmter Vermögensgegenstände der Deutsche Telekom AG. Unverzüglich nach Eintritt des Änderungsstichtages werden die Leistungsbeteiligten diesem Rahmenleistungsvertrag eine Anlage beifügen, auf der das Datum des Änderungsstichtages benannt ist.

§ 1
Grundsätze, Regelungssystem

1.1           Dieser Vertrag regelt die Grundsätze der Erbringung und Abnahme von Lieferungen und Leistungen (nachfolgend zusammenfassend “Leistungen” genannt) zwischen dem Leistungsgeber einerseits und dem Leistungsnehmer andererseits. Die einzelnen Leistungen sind jeweils in sogenannten Term Sheets geregelt, welche diesem Vertrag als Anlagen beigefügt sind oder in der Zukunft einvernehmlich beigefügt werden. Dieser Rahmenleistungsvertrag und sämtliche als Anlage beigefügten Term Sheets werden nachfolgend in diesem Rahmenleistungsvertrag und in den Term Sheets auch zusammenfassend “Leistungsvereinbarungen” genannt. Neben den Leistungsvereinbarungen mit dem Leistungsnehmer hat der Leistungsgeber mit den übrigen Einbezogenen Regionalgesellschaften einen entsprechenden Rahmenleistungsvertrag und entsprechende Term Sheets abgeschlossen. Diese entsprechenden Verträge werden nachfolgend in diesem Vertrag und in den Term Sheets jeweils “Entsprechender Rahmenleistungsvertrag” oder “Entsprechende Term Sheets” sowie “Entsprechende Leistungsvereinbarungen” genannt. Neben den Leistungsvereinbarungen mit dem Leistungsgeber hat der Leistungsnehmer mit der DTAG einen Rahmenleistungsvertrag sowie fünf Term Sheets abgeschlossen, die Netzinfrastrukturleistungen betreffen. Dieser Rahmenleistungsvertrag wird nachfolgend “Rahmenleistungsvertrag DTAG” und gemeinsam mit den Term Sheets “Leistungsvereinbarungen DTAG” genannt.

1.2           Soweit nach den Term Sheets in Einzelfällen auch im umgekehrten Verhältnis Leistungen vom Leistungsnehmer an den Leistungsgeber erbracht werden, sind die Bestimmungen dieses Vertrages auf solche Leistungen entsprechend anzuwenden.

1.3           Die Bestimmungen dieses Vertrages gehen den Bestimmungen der Term Sheets vor, es sei denn, diese weichen ausdrücklich von diesem Vertrag ab oder enthalten in ihrem Anwendungsbereich speziellere Regelungen.

1.4           Der Leistungsgeber und der Leistungsnehmer können schriftlich weitere Term Sheets über andere als die bisher vereinbarten Leistungen unter Verweis auf diesen Vertrag abschließen. Dieser Vertrag gilt dann auch für diese weiteren Term Sheets.

1.5           Der Leistungsgeber ist berechtigt, sich zur Erfüllung seiner Verpflichtungen geeigneter Dritter als Erfüllungsgehilfen zu bedienen.

1.6           Begriffe, die in diesem Rahmenleistungsvertrag definiert sind, haben in Anlage RLV 13 sowie in den Term Sheets die gleiche Bedeutung, wenn sie dort nicht abweichend definiert sind.

§ 2
Art der Leistung, Leistungsumfang

2.1           Der Leistungsgeber ist verpflichtet, die vereinbarten  Leistungen in der vereinbarten Art (Inhalt der Leistung) und im vereinbarten Umfang (Menge der Leistung) zu erbringen. Der Leistungsnehmer ist verpflichtet, die vereinbarten Leistungen zu bezahlen.

2.2           Art (Inhalt der Leistung) und Umfang (Menge der Leistung) der nach diesem Vertrag zu erbringenden Leistungen ergeben sich im einzelnen aus den Term Sheets. Soweit in den Term Sheets eine bestimmte Menge der Leistung vereinbart wurde, obliegt der Nachweis, daß tatsächlich eine geringere Menge geleistet wurde, dem Leistungsnehmer. Ergänzend werden die Einzelheiten der Leistungserbringung, insbesondere die Definition der Qualität, die Beschreibung von Verfahren im Falle von Störungen und die jeweiligen Ansprechpartner durch die Leistungsbeteiligten in gesonderten Vereinbarungen für die einzelnen Term Sheets vereinbart (nachfolgend “Service Level Agreements” genannt). Im Falle von Widersprüchen oder Abweichungen zwischen den Bestimmungen der Service Level Agreements und den Bestimmungen dieses Rahmenleistungsvertrages und/oder den Term Sheets gehen die Bestimmungen dieses Rahmenleistungsvertrages bzw. der Term Sheets vor. § 1.3 bleibt unberührt.

2.3           Allgemeine Geschäftsbedingungen (nachfolgend “AGB” genannt) der Leistungsbeteiligten gelten nur, soweit dies in den Term Sheets oder den Service Level Agreements oder durch gesonderte schriftliche Vereinbarung ausdrücklich vereinbart wurde. Soweit die Geltung von AGB vereinbart wird, bezieht sich dies auf die AGB in ihrer jeweils gültigen Fassung.

2.4           Die Abwicklung der Leistungsbeziehung erfolgt unter Beachtung gesetzlicher sowie regulatorischer Anforderungen. Die Rechte und Pflichten der Leistungsbeteiligten nach diesem Vertrag und den jeweiligen Term Sheets stehen insbesondere unter dem Vorbehalt der Übereinstimmung mit zwingenden urheberrechtlichen, wettbewerbsrechtlichen, telekommunikationsrechtlichen, medienrechtlichen, datenschutzrechtlichen und sonstigen öffentlich-rechtlichen Vorschriften.

§ 3
Vergütung

3.1           Die Vergütung für die einzelnen Leistungen ergibt sich aus den Term Sheets. Soweit auf Grund gesonderter Vereinbarung zusätzliche Leistungen erbracht werden, die nach Art oder Umfang über die in den Term Sheets vereinbarten Leistungen hinausgehen und für die eine Vergütung nicht vereinbart wurde, gilt als Vergütung der Marktpreis. Wenn ein Marktpreis nicht verfügbar ist, werden die Parteien sich über einen Preis einigen, der sich an sachlich erforderlichen Leistungsfaktoren und den angemessenen vollen Kosten dieser Faktoren, aus denen sich die Leistung zusammensetzt, ausrichtet.

3.2           Bei Streitigkeiten der Parteien über die Ermittlung des Marktpreises, dessen Höhe oder über die ersatzweise geltenden Leistungsfaktoren, die Höhe und Angemessenheit von Kosten oder Preiserhöhungen, entscheidet PriceWaterhouseCoopers (nachfolgend auch “PwC” genannt) oder, falls ein Leistungsbeteiligter PwC ablehnt, eine andere von den Leistungsbeteiligten einvernehmlich bestimmte, international anerkannte Wirtschaftsprüfungsgesellschaft als Schiedsgutachter (nachfolgend “Schiedsgutachter” genannt) endgültig und bindend. Einigen sich die Leistungsbeteiligten nicht binnen 10 Arbeitstagen, nachdem ein Leistungsbeteiligter schriftlich die Zustimmung zu dem von ihm vorgeschlagenen Wirtschaftsprüfer verlangt hat, auf einen Wirtschaftprüfer, benennt diesen der Präsident der Industrie- und Handelskammer Frankfurt am Main auf Anrufung eines der Leistungsbeteiligten. Die Leistungsbeteiligten haben dem Schiedsgutachter die von diesem für seine Entscheidung für erforderlich gehaltenen Unterlagen zugänglich zu machen. Die Unterlagen sind jedoch, soweit sie von dem jeweiligen Leistungsbeteiligten als vertraulich eingestuft wurden, dem anderen Leistungsbeteiligten nicht zugänglich zu machen, auch nicht in der Form inhaltlicher Wiedergabe. Die Entscheidung des Schiedsgutachters ist zu begründen, soweit die Entscheidung tragenden Gründe nicht auf vertraulichen Informationen beruhen. Jede der Parteien ist berechtigt, den Schiedsgutachter um Entscheidung zu bitten, nachdem sie dies der anderen Partei sechs Wochen zuvor schriftlich angekündigt hat. Der Schiedsgutachter entscheidet auch über die Kosten des Schiedsgutachtens entsprechend §§ 91 ff. ZPO, wobei die Leistungsbeteiligten die Kosten etwaiger Berater selbst tragen. Bis zur Entscheidung des Schiedsgutachters gilt die vom Leistungsgeber mitgeteilte Vergütung übergangsweise als vereinbart. Nach der Entscheidung des Schiedsgutachters sind etwaige Über- oder Unterzahlungen unverzüglich auszugleichen. Der Betrag der Überzahlungen bzw. der Unterzahlung ist seit der Mitteilung über die Änderung der Vergütung mit dem gesetzlichen Verzugszinssatz für Unternehmer (derzeit § 288 Abs. 2 BGB) zu verzinsen.

3.3           Die nach den vorstehenden Absätzen zu bemessende Vergütung ist jeweils eine Netto-Vergütung. Sie erhöht sich gegebenenfalls um die gesetzliche Umsatzsteuer. Der Leistungsgeber ist berechtigt, die in den Term Sheets bestimmten Vergütungen zu erhöhen, soweit dies in den Term Sheets ausdrücklich vorgesehen ist.

3.4           Soweit in den Term Sheets die Leistung ausdrücklich für einen bestimmten Zeitraum fest vereinbart ist, kann die Vergütung erst nach Ablauf dieses Zeitraumes erhöht werden.

3.5           Soweit in diesem Vertrag oder in den Term Sheets nicht ausdrücklich etwas anderes bestimmt ist, gelten als Kosten jeweils die vollen Kosten des Leistungsgebers, einschließlich von Gemein- und Versicherungskosten. Die Kostenermittlung beruht auf der allgemein angewandten Kosten- und Leistungsrechnung des Leistungsgebers. Fehlt eine solche, sind angemessene Ansätze festzusetzen. § 3.2 gilt entsprechend.

§ 4
Rechnungsstellung, Zahlung

4.1           Vorbehaltlich abweichender Regelungen in den Term Sheets stellt der Leistungsgeber dem Leistungsnehmer die Leistungen nach den Term Sheets monatlich nachschüssig in Rechnung, d. h. zum Ende des Monats, in dem die Leistung erbracht wurde, oder zu Beginn des darauf folgenden Monats. Soweit nach den Term Sheets ausdrücklich vereinbart, ist der Rechnung ein Einzelnachweis der fakturierten Positionen mit Mengennachweis als Bestandteil der Rechnung beizufügen. Soweit nicht etwas anderes in den Term Sheets ausdrücklich bestimmt ist, ist eine für ein Kalenderjahr vereinbarte Vergütung zahlbar in zwölf gleichen Monatsraten.

4.2           Veränderungen des Leistungsumfangs sind ab dem auf die Veränderung folgenden Rechnungsmonat zu berücksichtigen.

4.3           Soweit nicht etwas anderes in den Term Sheets bestimmt ist, werden Zahlungen fällig zu dem späteren der folgenden Zeitpunkte: (i) dem Ende des auf die Leistungserbringung folgenden Monats und (ii) 20 Kalendertage nach dem Eingang der Rechnung beim Leistungsnehmer. Der Leistungsgeber kann den Eingang der Rechnung durch eine Bestätigung über eine Sendung per Telefax nachweisen. Bei Nichtzahlung tritt mit der Fälligkeit automatisch Verzug ein, ohne daß es einer Mahnung bedürfte.

4.4           Sofern der Leistungsnehmer nicht innerhalb von 30 Kalendertagen schriftlich unter Angabe der Gründe widerspricht, sind Einwendungen gegen die Rechnung und die Rechtmäßigkeit der Vergütungsforderung ausgeschlossen, unabhängig davon, ob die Leistungsbeteiligten die Einwendungen kannten oder hätten kennen können. Abweichend von Satz 1 beträgt die Frist während des ersten Vertragsjahres ab dem Änderungsstichtag (§ 10.1) 60 Tage. Die Frist von 30 bzw. 60 Tagen beginnt mit dem späteren der folgenden Zeitpunkte: (i) Erhalt der Rechnung und (ii) Ende des Kalendermonats für den die Leistung erbracht wurde. Die Leistungsbeteiligten werden sich bemühen, Meinungsverschiedenheiten über die Höhe von Rechnungen oder den Einzelnachweis der fakturierten Positionen so schnell wie möglich beizulegen.

4.5           Befindet sich der Leistungsnehmer in Verzug, ist er verpflichtet, dem Leistungsgeber Verzugszinsen in Höhe des gesetzlichen Verzugszinssatzes für Unternehmer (derzeit § 288 Abs. 2 BGB) zu zahlen, soweit der Leistungsgeber ihm nicht einen höheren Schaden nachweist.

4.6           Die Leistungsbeteiligten dürfen nur mit unbestrittenen oder rechtskräftig festgestellten Gegenforderungen aufrechnen. Ein Zurückbehaltungsrecht steht den Leistungsbeteiligten nicht zu.

§ 5
Leistungsstörungen, Gewährleistungen

5.1           Bei Leistungsstörungen gelten die gesetzlichen Vorschriften, soweit dieser Vertrag, insbesondere in § 4 (Rechnungsstellung, Zahlung), § 6 (Haftung) und § 7 (Höhere Gewalt), oder die Term Sheets keine abweichende Regelung enthalten.

5.2           Der Leistungsgeber haftet aus Gewährleistung nur unter den Voraussetzungen und nach Maßgabe der gesetzlichen Vorschriften, soweit dieser Vertrag keine abweichende Regelung enthält.

§ 6
Haftung, Verjährung

6.1           Vorbehaltlich § 6.2 und 6.3 unten richtet sich die Haftung der Leistungsbeteiligten auf Schadensersatz nach den gesetzlichen Bestimmungen.

6.2           Soweit die Haftung eines der Leistungsbeteiligten auf einer Verletzung des Eigentums oder eines sonstigen absolut geschützten Rechtsguts eines anderen Leistungsbeteiligten beruht, ist die Haftung des schädigenden Leistungsbeteiligten pro Kalenderjahr auf 100 % der Summe der Vergütungen begrenzt, die die Einbezogenen Regionalgesellschaften nach diesen Leistungsvereinbarungen sowie sämtlichen Entsprechenden Leistungsvereinbarungen in dem entsprechenden Kalenderjahr schulden. Für die Zwecke dieser Haftungsbeschränkung beträgt diese Summe jedoch nie weniger als Euro 50 Mio. pro Kalenderjahr. Diese Haftungsbeschränkung gilt nicht bei Verletzung von Leben, Körper und Gesundheit. Soweit die DTAG oder eine Einbezogene Regionalgesellschaft unter einer Entsprechenden Leistungsvereinbarungen Schadensersatz geleistet hat, der auf einer Verletzung des Eigentums oder eines sonstigen absolut geschützten Rechtsguts des jeweils anderen Leistungsbeteiligten beruhte, werden diese Zahlungen der DTAG bzw. dem Leistungsnehmer auf die Haftungsbegrenzung nach Satz 1 angerechnet.

6.3           Im übrigen ist die Haftung auf Schadensersatz wegen der Verletzung von Pflichten nach diesem Rahmenleistungsvertrag oder einem Term Sheet pro Schadensfall auf 20 % der jährlichen Netto-Vergütung begrenzt, insgesamt pro Kalenderjahr auf 100 % der jährlichen Netto-Vergütung, die für das jeweilige Term Sheet in dem jeweiligen Kalenderjahr geschuldet wird.

6.4           Die Verjährungsfrist für sämtliche Ansprüche aus oder in Zusammenhang mit den Leistungsvereinbarungen beträgt drei Jahre. Die Verjährung beginnt mit Fälligkeit des jeweiligen Anspruchs; für Schadensersatzansprüche gilt § 199 Abs. 1 Nr. 2 BGB. § 203 Satz 1 BGB findet mit der Maßgabe Anwendung, daß als Verhandlung, soweit anwendbar, nur die Anrufung des Schiedsgutachters, gilt. Die Hemmung endet in diesem Fall mit der Entscheidung des

Schiedsgutachters. Im Fall des Neubeginns der Verjährung (§ 212 BGB) beträgt die Verjährungsfrist sechs Monate, insgesamt aber nicht weniger als drei Jahre.

§ 7
Höhere Gewalt

7.1           In Fällen höherer Gewalt, die eine Leistung wesentlich erschweren oder unmöglich machen, ist der betroffene Leistungsbeteiligte von seinen Leistungspflichten entbunden, wenn die Behinderung nicht nur vorübergehender Natur ist und der betroffene Leistungsbeteiligte sie nicht zu vertreten hat.

7.2           Ist die Behinderung nur vorübergehender Natur und eine Nachlieferung für den anderen Leistungsbeteiligten sinnvoll und erwünscht und für den betroffenen Leistungsbeteiligten möglich, verlängern sich die Leistungsfristen um den Zeitraum der Behinderung zuzüglich einer angemessenen Anlauffrist.

7.3           Die Leistungsbeteiligten werden sich unverzüglich gegenseitig benachrichtigen, wenn der Eintritt einer der in § 7.1 oder 7.2 genannten Fälle für sie erkennbar wird, und darüber beraten, ob und unter welchen Bedingungen die Leistung (ggf. von Surrogaten) trotz der Behinderung erfolgen sollen.

§ 8
Kooperation, Nebenpflichten des Leistungsgebers,
Mitwirkungspflichten des Leistungsnehmers

8.1           Der Leistungsnehmer wird den Leistungsgeber bei der Leistungserbringung im Rahmen seiner technischen und betrieblichen Möglichkeiten angemessen unterstützen. Die Leistungsbeteiligten werden sich gegenseitig regelmäßig und rechtzeitig über alle leistungsbezogenen Belange, die von gemeinsamem Interesse sind, unter angemessener Berücksichtigung der wirtschaftlichen Interessen der Leistungsbeteiligten informieren und beraten.

8.2           Die Leistungsbeteiligten werden ein Gremium einrichten. Das Gremium besteht aus jeweils zwei Mitgliedern, wovon jeweils eines der Geschäftsführungsebene (Geschäftsführer oder Geschäftsbereichsleiter) angehören und befugt sein muß, bindende Vereinbarungen zu treffen. Das Gremium kommt jährlich zweimal zusammen und legt übergeordnete Grundsätze und Prozesse der

Leistungsabwicklung nach den jeweiligen Term Sheets fest. Dies betrifft insbesondere grundlegende Fragen der Leistungsbereitstellung (namentlich Veränderungen der betreffenden Kapazität und des Leistungsstandards) sowie der Methodenänderung bei der Mengenfeststellung (insbesondere durch Wechsel der Bezugsgröße).

8.3           Leistungen, die nicht regelmäßig zu erbringen sind, sind von dem Leistungsnehmer so rechtzeitig in Auftrag zu geben, dass dem Leistungsgeber eine sachgerechte Vorbereitung und Koordinierung möglich ist.

8.4           Behördliche Erlaubnisse, Genehmigungen, Zulassungen oder Anzeigen, die für eine Leistungserbringung oder -abnahme erforderlich sind, werden - soweit nicht anderweitig geregelt - von dem Leistungsbeteiligten beantragt, dessen Aktivität nach den anwendbaren Bestimmungen genehmigungs-, erlaubnis-, zulassungs- oder anzeigepflichtig ist. Die Leistungsbeteiligten haben sich in jedem Stadium des behördlichen Verfahrens gegenseitig zu informieren und zu unterstützen. Sie haben sich gegenseitig abzustimmen, wenn die Belange des anderen spürbar beeinträchtigt werden können.

8.5           Der Leistungsgeber gewährt für die Leistungen nach den Term Sheets keinerlei Konkurrenzschutz.

§ 9
Geheimhaltung

9.1           Sämtliche Informationen und Unterlagen, die ein Leistungsbeteiligter von einem anderen oder auf dessen Veranlassung von Dritten im Zusammenhang mit dem Abschluß oder der Durchführung dieses Vertrags erhält, sowie die Bedingungen dieses Vertrages und der Term Sheets, sind streng vertraulich zu behandeln und ausschließlich für die Zwecke der jeweiligen Leistungsbeziehung zu verwenden. Davon unberührt bleibt das Recht der Leistungsbeteiligten zur Offenlegung der Informationen und Unterlagen an gesetzlich zur Verschwiegenheit verpflichtete Berater.

9.2           Von dieser Geheimhaltungsverpflichtung kann abgewichen werden, falls ein Leistungsbeteiligter aufgrund gesetzlicher oder börsenrechtlicher Bestimmungen zu einer Offenlegung bestimmter Informationen verpflichtet ist, falls die Offenlegung im Zusammenhang mit der teilweisen oder vollständigen

Veräußerung der Anteile des jeweiligen Leistungsbeteiligten oder der die Leistung betreffenden Vermögensgegenständen erforderlich ist, falls die Offenlegung im Rahmen der Finanzierung eines der Leistungsbeteiligten erforderlich ist oder, falls sich die Parteien über ein Abweichen einigen. Im Falle eines Abweichens ist der andere Leistungsbeteiligte unverzüglich zu informieren.

9.3           Im Zusammenhang mit der teilweisen oder vollständigen Veräußerung der Anteile des Leistungsnehmers oder der Vermögensgegenstände des Leistungsnehmers ist der Leistungsgeber ferner verpflichtet, von dem Leistungsnehmer benannten Personen in angemessenem Umfang Zutritt zu den der Leistungserbringung zugrundeliegenden Betriebsflächen (z. B. Kabelkanalanlagen, Mietflächen für BK-Technik) zu gewähren. Der Leistungsgeber kann verlangen, daß der Zutritt nur in Begleitung von Mitarbeitern des Leistungsnehmers erfolgt. Soweit der Zutritt nach den Term Sheets oder einem Service Level Agreement nur in Begleitung von Mitarbeitern oder Beauftragten des Leistungsgebers erfolgen darf, bleiben diese Bestimmungen unberührt. Der Zeitpunkt des Zutritts ist zwischen den Leistungsbeteiligten abzustimmen.

§ 10
Laufzeit des Vertrages; Kündigung

10.1         Dieser Vertrag gilt, solange zwischen den Leistungsbeteiligten Ansprüche aus den in den Term Sheets geregelten Liefer- und Leistungsbeziehungen bestehen. Die §§ 9, 11 und 14 gelten auch nach Beendigung dieses Vertrages fort. Die Term Sheets treten ebenfalls zum Stichtag in Kraft.

10.2         Dieser Vertrag ist nur außerordentlich, d.h. aus wichtigem Grund kündbar. Eine Kündigung dieses Vertrages gilt gleichzeitig als außerordentliche Kündigung sämtlicher Term Sheets. Die Kündigung dieses Vertrages oder einzelner Term Sheets bedarf zu ihrer Wirksamkeit der Schriftform. Zusätzlich gilt Anlage RLV 13.

10.3         Im Hinblick auf eine außerordentliche Kündigung einzelner oder aller Term Sheets, aber unabhängig davon, ob das jeweilige Term Sheet mietvertraglichen Charakter hat, vereinbaren die Leistungsbeteiligten die Geltung des § 543 BGB. § 543 Abs. 2 Satz 1 Nr. 3 BGB findet jedoch mit der Maßgabe Anwendung, daß

eine außerordentliche Kündigung wegen Zahlungsverzuges nur wirksam ist, wenn der Leistungsgeber dem Leistungsnehmer mindestens 14 Tage vor Abgabe der Kündigungserklärung Mitteilung darüber gemacht hat, daß sich der Leistungsnehmer in Zahlungsverzug befindet. Der Leistungsnehmer ist innerhalb von 14 Tagen nach Zugang der Mitteilung berechtigt, den Leistungsgeber zu befriedigen; wird der Leistungsgeber innerhalb diese Frist befriedigt, ist die Kündigung nach § 543 Abs. 2 Satz 1 Nr. 3 BGB ausgeschlossen. Die Mitteilung kann gemacht werden, bevor der in § 543 Abs. 2 Nr. 3 BGB aufgeführte Mietrückstand erreicht ist und gilt als fortbestehend, solange sich der Leistungsnehmer im Zahlungsverzug befindet. § 543 Abs. 2 Satz 2 und 3 ist dagegen ausgeschlossen. Das Recht des Leistungsgebers zur außerordentlichen Kündigung wegen wiederholter verspäteter Zahlung bleibt unberührt; eine Obliegenheit zur Mitteilung besteht insofern nicht. Die Parteien vereinbaren, dass eine außerordentliche Kündigung wegen wiederholter verspäteter Zahlung voraussetzt, dass der Leistungsnehmer binnen eines Vertragsjahres mindestens sechs mal mit der Zahlung in Verzug war. § 314 Abs. 4 BGB findet bei einer außerordentlichen Kündigung Anwendung.

10.4         Soweit die vertragliche Leistung in der Überlassung von Gegenständen beruht, gilt das Inkrafttreten dieses Rahmenleistungsvertrages sowie der Term Sheets als Annahme dieser Gegenstände.

§ 11
Streitbeilegung

11.1         Die Parteien werden bestrebt sein, über alle sich bei der Durchführung dieses Vertrages ergebenden Fragen und Streitigkeiten eine einvernehmliche Lösung herbeizuführen.

11.2         Ausschließlicher Gerichtsstand für alle Streitigkeiten, die sich aus oder im Zusammenhang mit diesem Rahmenleistungsvertrag oder den als Anlage beigefügten Term Sheets ergeben, einschließlich solcher, die die Gültigkeit der Verträge betreffen, ist nach Wahl der klagenden Partei Bonn oder Frankfurt am Main.

§ 12
Übertragung von Rechten und Pflichten

12.1         Vorbehaltlich von § 12.2 und § 12.3 sowie vorbehaltlich § 13 bedarf die vollständige oder teilweise Übertragung von Rechten und Pflichten aus den Leistungsvereinbarungen (§ 1.1), einschließlich der Übertragung im Wege der Gesamtrechtsnachfolge, der Zustimmung der jeweils anderen Vertragspartei. § 354a HGB bleibt unberührt.

12.2         Der Leistungsgeber ist ohne die Zustimmung des Leistungsnehmers berechtigt, die Leistungsvereinbarungen (einschließlich der Übertragung im Wege der Gesamtrechtsnachfolge) ganz oder teilweise auf ein verbundenes Unternehmen (§ 15 AktG) zu übertragen, soweit das jeweilige verbundene Unternehmen auch Inhaber der vor der Übertragung dem Leistungsgeber zustehenden Rechte an den Vermögensgegenständen ist, die der Leistungserbringung zugrunde liegen. Erwirbt das verbundene Unternehmen nicht die Rechte an den Vermögensgegenständen, die der Leistungserbringung zugrunde liegen, ist der Leistungsgeber dennoch zur Übertragung der Rechte und Pflichten berechtigt, wenn die Person, die jeweils Inhaber der entsprechenden Rechte ist, für die Erfüllung der Verpflichtungen aus den Leistungsvereinbarungen einsteht. Unberührt bleibt das Recht des Leistungsgebers, Rechte an den vorgenannten Vermögensgegenständen im Wege des Leasings, unter Vereinbarung einer Sicherungsübereignung oder auf vergleichbare Weise im Rahmen von Finanzierungsmaßnahmen auf Dritte zu übertragen, soweit der Dritte dem Leistungsgeber vor der Übertragung schriftlich bestätigt, dass er ihm die Nutzung der Vermögensgegenstände bis zu einem etwaigen Verwertungsfall nach Maßgabe der Leistungsvereinbarungen gestatten wird.

12.3         Der Leistungsnehmer ist berechtigt, die Leistungsvereinbarungen (einschließlich etwaiger Untermietverhältnisse gemäß § 12.4 oder § 12.5) ohne die Zustimmung des Leistungsgebers auf einen Dritten (der Dritte, der auch eine Konzerngesellschaft sein kann, nachfolgend auch “übernehmende Gesellschaft” genannt) zu übertragen, wenn er die Leistungsvereinbarungen DTAG gemäß § 12.3 des Rahmenleistungsvertrages DTAG zeitgleich auf diesen Dritten überträgt.

12.4         Soweit der Leistungsnehmer hinsichtlich der Leistungsvereinbarungen DTAG ein Untermietverhältnis mit einem Dritten nach § 12.4 des Rahmenleistungsvertrages eingeht, werden sich die Leistungsbeteiligten

während der Dauer dieser Untermiete auch bezüglich der Term Sheets entsprechend einem Hauptvermieter und einem Untervermieter stellen (unabhängig von dem mietvertraglichen Charakter der Leistungen); dies heißt insbesondere, daß der Dritte berechtigt ist, die Leistungen nach den Term Sheets Nr. 1 bis 3 abzunehmen. Der Leistungsnehmer ist in diesem Fall berechtigt, die Leistungen nach dem Term Sheet Nr. 4 durch den Dritten als Erfüllungsgehilfe zu erbringen. Satz 1 gilt jedoch nur, wenn der Leistungsnehmer mit dem Untermieter vereinbart hat, daß das dem Untermietverhältnis entsprechende Vertragsverhältnis ohne Zustimmung des Untermieters mit der Übertragung der Leistungsvereinbarungen (insbesondere gemäß § 12.3 und Anlage RLV 13) auf die übernehmende Gesellschaft (d.h. den neuen Leistungsnehmer) übergeht.

12.5         Soweit der Leistungsnehmer hinsichtlich der Leistungsvereinbarungen DTAG zur Durchführung einer geographischen Teilung ein Untermietverhältnis mit einem Dritten nach § 12.5 des Rahmenleistungsvertrages eingeht, werden sich die Leistungsbeteiligten während der Dauer dieser Untermiete auch bezüglich dieser Leistungsvereinbarungen (unabhängig von dem mietvertraglichen Charakter der Leistungen) entsprechend einem Hauptvermieter und einem Untervermieter stellen, soweit sich die Leistungsvereinbarungen auf das entsprechende Gebiet beziehen; dies heißt insbesondere, daß der Dritte berechtigt ist, die Leistungen nach den Term Sheets Nr. 1 bis 3 abzunehmen. Der Leistungsnehmer ist in diesem Fall berechtigt, die Leistungen nach dem Term Sheet Nr. 4 durch den Dritten als Erfüllungsgehilfe zu erbringen. Satz 1 gilt jedoch nur, wenn der Leistungsnehmer mit dem Untermieter vereinbart hat, daß das dem Untermietverhältnis entsprechende Vertragsverhältnis ohne Zustimmung des Untermieters mit der Übertragung der Leistungsvereinbarungen (insbesondere gemäß § 12.3 und Anlage RLV 13) auf die übernehmende Gesellschaft (d.h. den neuen Leistungsnehmer) übergeht.

12.6         Die Leistungsbeteiligten werden sich unverzüglich nach einer Übertragung nach §§ 12.2 und § 12.3 sowie mit Beginn und Ende der Untervermietung gemäß § 12.4 oder § 12.5 schriftlich benachrichtigen. Die Benachrichtigung hat mindestens die folgenden Informationen zu enthalten:

(a)           Name und Anschrift der übernehmenden Gesellschaft bzw. des Untermieters;

(b)           im Falle der Untervermietung nach § 12.5 eine nach Ort und Lage exakte Beschreibung und Bezeichnung der übertragenden Leistungsvereinbarungen;

(c)           die jeweiligen Ansprechpartner bei der übernehmenden Gesellschaft sowie beim Untermieter;

(d)           die von der übernehmenden Gesellschaft bzw. dem Untermieter in das Gremium (§ 8.2) zu entsendenden Mitglieder;

(e)           das Datum, zu dem die Abtretung wirksam wird bzw. die Dauer des Untermietverhältnisses; hängt das Datum der Wirksamkeit von Eintragungen in ein Register ab, ist dem jeweils anderen Leistungsbeteiligten die Eintragung unverzüglich bekannt zu geben.

Die bei der Übertragung und bei der Untervermietung zu regelnden Verfahrensabläufe sowie eine etwaige Anpassung der Bestimmungen über Gremien sind in den Service Level Agreements (§ 2.2) zu vereinbaren.

12.7         Der Leistungsgeber ist im Falle der geographischen Teilung gemäß § 12.5 zur Erhöhung der von der übernehmenden Gesellschaft zu zahlenden Vergütung berechtigt. Der Betrag der Erhöhung darf die Kosten nicht übersteigen, die dadurch entstehen, daß mehr als ein Leistungsnehmer vorhanden ist. Der Leistungsgeber ist jedoch berechtigt, die Vergütung, die sich auf das jeweilige Gebiet bezieht, auch ohne Nachweis erhöhter Kosten um bis zu 4 % zu erhöhen. Bei einer Untervermietung an insgesamt mehr als 10 Untermieter ist der Leistungsgeber berechtigt, die Vergütung gegenüber der 11. bis 20. Gesellschaft um bis zu 5 % zu erhöhen.

12.8         Das Recht zur Untervermietung gemäß § 12.4 und § 12.5 bzw. zur Übertragung gemäß § 12.5 sowie die Rechte gemäß § 13 stehen nur dem Leistungsnehmer, nicht einem etwaigen Untermieter zu. Das Recht zur Untervermietung gemäß § 12.5 entfällt, wenn die Verwertung durch den Security Agent gemäß der Regelungen der Anlage RLV 13 an insgesamt 20 Sicherungskäufer erfolgt ist (d. h. zu einer regionalen Aufteilung der Verträge geführt hat).

§ 13
Rechte Dritter bei Finanzierung des Leistungsnehmers

Im Hinblick auf die Finanzierung des Leistungsnehmers treffen die Parteien die Regelung der Anlage RLV 13.

§ 14
Verschiedenes

14.1         Änderungen und Ergänzungen dieses Vertrags sowie im Zusammenhang mit diesem Vertrag abgegebene einseitig empfangsbedürftige Willenserklärungen bedürfen zu ihrer Wirksamkeit der Schriftform, soweit nicht eine strengere Form gesetzlich vorgeschrieben ist. § 182 Abs. 2 BGB findet keine Anwendung.

14.2         Dieser Vertrag unterliegt dem Recht der Bundesrepublik Deutschland.

14.3         Sollten Bestimmungen dieses Vertrags ganz oder teilweise unwirksam oder undurchführbar sein oder werden, so berührt dies die Wirksamkeit der übrigen Bestimmungen des Vertrags nicht. Das gleiche gilt, soweit sich in dem Vertrag eine Lücke herausstellen sollte. Anstelle der unwirksamen oder undurchführbaren Bestimmung oder zur Ausfüllung der Lücke soll eine angemessene Regelung gelten, die, soweit rechtlich möglich, dem am nächsten kommt, was die Parteien nach dem Sinn und Zweck des Vertrags gewollt hätten, wenn sie den Punkt bedacht hätten. Dies gilt auch dann, wenn die Unwirksamkeit einer Bestimmung auf einem in diesem Vertrag normierten Umfang der Leistung oder Zeit (Frist oder Termin) beruht; es tritt in solchen Fällen ein dem Gewollten möglichst nahekommendes rechtlich zulässiges Maß der Leistung oder Zeit (Frist oder Termin) an die Stelle des Vereinbarten.

14.4         Soweit nicht etwas anderes in den Term Sheets oder den Service Level Agreements bestimmt ist, gelten Benachrichtigungen oder Erklärungen gegenüber dem Leistungsgeber und dem Leistungsnehmer nach dem Rahmenleistungsvertrag oder den Term Sheets als wirksam abgegeben, wenn sie schriftlich an die nachfolgenden Adressen oder an eine andere, jeweils von einem der Leistungsbeteiligten gegenüber dem anderen Leistungsbeteiligten schriftlich bekannt gegebene Adresse erfolgen (wobei die Mitteilung über eine Adreßänderung ausschließlich diesem Zweck dienen muß):

(a)           Benachrichtigungen gegenüber dem Leistungsgeber:

T-Systems International GmbH

Hahnstraße 43d

D - 60528 Frankfurt am Main

(b)           Benachrichtigungen gegenüber dem Leistungsnehmer:

Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

Geschäftsführung

Süderstraße 32 b

20097 Hamburg

14.5         Benachrichtigungen oder Erklärungen nach §§ 10 bis 13 des Rahmenleistungsvertrages (einschließlich sämtliche Kündigungen des Rahmenleistungsvertrages oder gesamter Term Sheets) gelten nur als wirksam abgegeben, wenn zusätzlich zu den Erklärungen an die unter § 14.4 genannten Adressen (oder gemäß § 14.4 geänderte Adressen) Kopien der Erklärungen an die folgenden Adressen oder an eine andere, jeweils von einem der Leistungsbeteiligten gegenüber dem anderen Leistungsbeteiligten schriftlich bekannt gegebene Adresse erfolgen (wobei die Mitteilung über eine Adreßänderung ausschließlich diesem Zweck dienen muß):

(a)           Benachrichtigungen gegenüber dem Leistungsgeber: Kopie an

Deutsche Telekom AG

Zentrale

Projektbeauftragter der DTAG für den BK-Verkauf

und Chefsyndikus

Friedrich-Ebert-Allee 140

D - 53113 Bonn

Telefax: 0228/181-15009

(b)           Benachrichtigungen gegenüber dem Leistungsnehmer: Kopie an

Freshfields Bruckhaus Deringer

z.Hd. Herrn Dr. Peter Nussbaum

Prannerstr. 10

80333 München

Telefax 089/20 70 2-100

14.6         Die Bezeichnung “Dritter” oder “Dritte” schließt, soweit nicht ausdrücklich etwas Abweichendes geregelt ist, auch mit den Leistungsbeteiligten im Sinne von § 15 AktG verbundene Unternehmen ein.

, den 2003

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Hamburg/Schleswig-Holstein/
Mecklenburg-Vorpommern GmbH & Co. KG

ÄNDERUNGSVEREINBARUNG

ZUM

RAHMENLEISTUNGSVERTRAG

zwischen

T-Systems International GmbH

- nachfolgend “TSI” oder “Leistungsgeber” genannt -

und

Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

- nachfolgend “Regionalgesellschaft” oder “Leistungsnehmer” genannt -

- TSI und die Regionalgesellschaft nachfolgend
auch einzeln oder gemeinsam “Leistungsbeteiligte” genannt -

Final

Anlage KV Viola 7.5 (a)

24. Januar 2003

Vorbemerkungen

1.          Vor der Regionalisierung des BK-Geschäfts der Kabel Deutschland GmbH (nachfolgend KDG” genannt) hatte die DTAG mit der KDG, Niederlassung Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern einen Rahmen- Liefer- und Leistungsvertrag (nachfolgend “Rahmenvertrag KDG” genannt) nebst als Anlage beigefügten Konzern-Leistungsvereinbarungen (nachfolgend “Term Sheets KDG” genannt) abgeschlossen, die bei der Ausgliederung des BK-Geschäfts des Leistungsnehmers von der KDG auf den Leistungsnehmer übergegangen sind (der Rahmenleistungsvertrag KDG und die Term Sheets KDG Nr. 1 bis 12 nachfolgend zusammenfassend “Konzernleistungsvereinbarungen KDG” genannt). Nach den Term Sheets KDG hat die DTAG unter anderem (und zwar unter der Bezeichnung Term Sheets Nr. 8 bis 12) Leistungen erbracht, die ihrem Geschäftsfeld Rundfunk zuzuordnen waren (diese Term Sheets Nr. 8 bis 12 nebst dem Rahmenvertrag KDG, soweit er sich auf diese Leistungen bezieht nachfolgend “Rundfunkleistungen” genannt). Die DTAG hat ihr Geschäftsfeld Rundfunk mit Ausgliederungs- und Übernahmevertrag vom 12. Juni 2002 in die T-Systems International GmbH (nachfolgend “TSI GmbH” genannt) ausgegliedert.

2.          Mit Wirkung zum 15. Juli 2002, 00:00 Uhr haben die Leistungsbeteiligten die Konzernleistungsvereinbarungen KDG aufgehoben. Sie wurden ersetzt (i) zum einen, bezogen auf Infrastrukturleistungen, durch einen neuen Rahmenleistungsvertrag zwischen der DTAG und der Regionalgesellschaft nebst fünf neuen Term Sheets sowie (ii) zum anderen, bezogen auf die Rundfunkleistungen, durch einen neuen Rahmenleistungsvertrag zwischen der TSI und der Regionalgesellschaft nebst vier neuen Term Sheets. Der neue Rahmenleistungsvertrag zwischen der TSI und der Regionalgesellschaft nebst den vier neuen Term Sheets werden nachfolgend zusammenfassend “Leistungsvereinbarungen TSI Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern alte Fassung” genannt; ihre Änderung im Rahmen der in Ziffer 3 beschriebenen Transaktion ist Gegenstand dieses Vertrages.

3.          Die DTAG beabsichtigt, selbst und über Tochtergesellschaften wesentliche Teile ihres Breitbandkabelgeschäfts in den Regionen Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern, Niedersachsen/Bremen, Berlin/Brandenburg, Sachsen/Sachsen-Anhalt/Thüringen, Rheinland-Pfalz/Saarland und Bayern zu verkaufen, und durch den Vertrag über den Verkauf und die Abtretung der Tochtergesellschaften der Viola Kabelgesellschaft

RAHMENLEISTUNGSVERTRAG TSI - HH/SH/MV - HENGELER MUELLER

(Deutschland) mbH und bestimmter Vermögensgegenstände der Deutschen Telekom AG. Der Kaufvertrag wird nachfolgend “Kaufvertrag Viola” genannt. Gegenstand des Kaufvertrages Viola ist unter anderem der Verkauf und die Übertragung sämtlicher Anteile am Leistungsnehmer mit Wirkung zu dem in § 5.1 des Kaufvertrages Viola definierten Übertragungstag. Dieser Übertragungstag wird nachfolgend in diesem Vertrag “Änderungsstichtag” genannt.

Zur Änderung der Leistungsvereinbarung TSI Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern alte Fassung vereinbaren die Leistungsbeteiligten was folgt:

§ 1

Änderungen der Leistungsvereinbarungen

Die Leistungsbeteiligten ändern hiermit mit Wirkung zum Änderungsstichtag die Leistungsvereinbarungen TSI Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern alte Fassung wie aus der dieser Vereinbarung als Anlage ÄV TSI Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern beiliegenden Neufassung (nachfolgend “Leistungsvereinbarungen TSI Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern neue Fassung” genannt) ersichtlich. Die Leistungsbeziehung zwischen den Leistungsbeteiligten richtet sich bei Sachverhalten bis zum Änderungsstichtag nach den Leistungsvereinbarungen TSI Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern alte Fassung, bei Sachverhalten nach dem Änderungsstichtag nach den Leistungsvereinbarungen TSI Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern neue Fassung.

§ 2

Inkrafttreten, Form, Rechtswahl

2.1        Änderungen und Ergänzungen dieses Vertrages, einschließlich dieser Schriftformklausel, bedürfen zu ihrer Wirksamkeit der Schriftform.

2.2        Dieser Vertrag unterliegt dem Recht der Bundesrepublik Deutschland. Ausschließlicher Gerichtsstand ist nach Wahl der klägerischen Partei Frankfurt am Main oder Bonn.

2.3        Sollten Bestimmungen dieses Vertrages ganz oder teilweise unwirksam sein oder werden, so berührt dies die Wirksamkeit der übrigen Bestimmungen nicht. Anstelle der unwirksamen oder undurchführbaren Bestimmungen werden die Leistungsbeteiligten eine angemessene Regelung treffen, die dem am nächsten kommt, was die Leistungsbeteiligten nach dem Sinn und Zweck dieses Vertrages gewollt hätten. Entsprechendes gilt im Fall einer Lücke des Vertrages.

Ort, Datum

T-Systems International GmbH

T-Systems International GmbH

Kabel Hamburg/Schleswig-Holstein/
Mecklenburg-Vorpommern GmbH & Co. KG

Term Sheet Nr. 1

zum

Rahmenleistungsvertrag

zwischen der

T-Systems International GmbH

und der

Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

Rundfunk

“Heranführungsleistungen”

1.             Parteien

Leistungsgeber:	T-Systems International GmbH - MediaBroadcast
Leistungsnehmer:	Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

2.             Leistungsgegenstand, -beschreibung

2.1           Leistungsgegenstand ist die Bereitstellung und Überlassung von Standard-Festverbindungen zur regionalen und lokalen Heranführung von Ton- und Fernsehprogrammen regionaler und lokaler Programmveranstalter an die Breitbandverteilnetze des Leistungsnehmers.

2.2          Der Leistungsgeber stellt dem Leistungsnehmer folgende Arten von Standard-Festverbindungen bereit:

•    Standard-Festverbindung Analog R15K (Mono)

•    Standard-Festverbindung Analog R15K (Stereo)

•    Standard-Festverbindung Analog R5M (ohne Begleitton)

•    Standard-Festverbindung Analog R5M (mit Monoton)

24.01.2003

Final

•    Standard-Festverbindung Analog R5M (mit Stereoton)

•    Digitale TV-Festverbindungen

•    Melde- und Fernwirkleitungen

2.3           Die Durchführung und Abwicklung der von dem Leistungsgeber nach diesem Term Sheet zu erbringenden Leistungen erfolgt auf der Grundlage der folgenden Bestimmungen des Leistungsgebers (in der jeweils gültigen Fassung):

1)             Allgemeine Geschäftsbedingungen (nachfolgend “AGB” genannt) „Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen” (Anlage 4),

2)             Leistungsbeschreibung „Dauernd überlassene Tn/TV-Leitungen” (nachfolgend “Leistungsbeschreibung” genannt) (Anlage 5),

3)             Preisliste „Dauernd überlassene Tn/TV-Leitungen” (nachfolgend “Preisliste” genannt) (Anlage 6),

4)             AGB „Digitale TV-Festverbindungen”  (Anlage 7),

5)             Preisliste „Digitale TV-Festverbindungen” (nachfolgend “Preisliste” genannt) (Anlage 8).

3.             Mitwirkungspflichten des Leistungsnehmers

                Keine besonderen Vereinbarungen.

4.            Jahresmengenplanung, Bestellung, Mengenunterschreitung, Mengenüberschreitung

Siehe Ziffer 5.

5.            Leistungsumfang, Mengengerüst

5.1           Die Anlage 1 enthält eine Liste der bereitzustellenden Standard-Festverbindungen und Leitungen mit Angabe der jeweiligen Verkehrsbeziehung (Standort der Quelle und der Senke) (Mengengerüst).

TS TSI NR. 1 HERANFÜHRUNGSLEITUNGEN HH/SH/MV - HENGELER MUELLER

5.2           Der Leistungsnehmer kann die Bereitstellung weiterer Standard-Festverbindungen mit dem Leistungsgeber vereinbaren (Zugänge) sowie bereitgestellte Standard-Festverbindungen und Leitungen nach Maßgabe der AGB kündigen (Abgänge).

6.             Vergütung

6.1           Die geschuldeten Leistungen sind nach den AGB, der Leistungsbeschreibung und der Preisliste (in der jeweils gültigen Fassung) zu vergüten.

6.2           Die Vergütung für die in der Anlage 1 aufgeführten Standard-Festverbindungen und Leitungen ergibt sich ebenfalls aus Anlage 1.

6.3           Werden neue Standard-Festverbindungen zur Verfügung gestellt (Zugänge), erhöht sich die Vergütung nach Maßgabe der Regelungen in den AGB, der Leistungsbeschreibung und der Preisliste. Werden Standard-Festverbindungen und Leitungen gekündigt (Abgänge), vermindert sich der geschuldete Betrag in entsprechendem Umfang.

7.             Leistungsabrechnung

Die erbrachten Leistungen werden unter Berücksichtigung von Zu- und Abgängen von den regional zuständigen Abteilungen Regionales MediaBroadcast (RMB) des Leistungsgebers (siehe Anlage 2) entsprechend den AGB in Rechnung gestellt.

8.             Einzelabruf der Leistungen

Die Bestellung und Kündigung der einzelnen Leistungen durch den Leistungsnehmer erfolgt bei den regional zuständigen  Geschäftsstelle Carrier Services des Leistungsgebers (siehe Anlage 2).

9.             Lieferung, Leistungsort, Leistungszeit

9.1           Die unter Ziffer 2.2 genannten Standard-Festverbindungen und Leitungen werden von dem Leistungsgeber nach Maßgabe der AGB und der Leistungsbeschreibung installiert und übergeben.

9.2           Der Leistungsort und der Ort des Gefahrenübergangs für die von dem Leistungsgeber erbrachten Leistungen für den Leistungsnehmer ist der in der Anlage 1 jeweils aufgeführte Standort der Senke.

9.3           Die Bereitstellungszeit wird zwischen dem Leistungsgeber und dem Leistungsnehmer gesondert vereinbart.

10.          Qualität, Qualitätsprüfung

Die Qualität der Leistung und Qualitätszusicherungen des Leistungsgebers sind in den AGB geregelt. Bei einer von dem Leistungsgeber zu vertretenden Nichteinhaltung der vereinbarten Verfügbarkeit gelten die einschlägigen Vorschriften der Leistungsbeschreibung.

11.          Laufzeit, Kündigung

11.1         Das Term Sheet tritt am Stichtag in Kraft. Es kann von jeder der Parteien mit einer Frist von 3 Monaten zum Ende eines Kalenderjahres gekündigt werden, erstmals zum 31. Dezember 2007.

11.2        Die Kündigungsfrist für die einzelnen Leistungen (nachfolgend “Teilkündigungen” genannt) und die Rechtsfolgen einer Teilkündigung richten sich nach den AGB, der Leistungsbeschreibung und der Preisliste. Eine Teilkündigung ist jedoch erstmals zum 31. Dezember 2007 möglich.

11.3         Das Recht zu einer außerordentlichen Kündigung bleibt für beide Parteien unberührt.

12.          Ansprechpartner

12.1         Ansprechpartner bei dem Leistungsgeber bezüglich

•    Neueinrichtung

•    Kündigung

•    Änderung

•    Sonderbauweisen

für die in Anlage 1 genannten Standard-Festverbindungen und Leitungen sind die jeweils regional zuständigen  Geschäftsstelle Carrier Services des Leistungsgebers (siehe Anlage 2).

Ansprechpartner bei dem Leistungsgeber für Störungsmeldungen sind die regional zuständigen  Regionales Servicemanagement (RSM) (siehe Anlage 3).

12.2         Ansprechpartner bei dem Leistungsnehmer:

Die jeweiligen Ansprechpartner werden im Rahmen der gemäß § 2.2 des Rahmenleistungsvertrages zu vereinbarenden Service Level Agreements bestimmt.

13.          Sonstiges

Nicht anwendbar.

Verzeichnis der Anlagen zu diesem Term Sheet:

Anlage 1	Mengengerüst und Vergütung

Anlage 2	Verzeichnis RMB und Carrier Services

Anlage 3	Verzeichnis RSM

Anlage 4	Allgemeine Geschäftsbedingungen „Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen”

Anlage 5	Leistungsbeschreibung „Dauernd überlassene Tn/TV-Leitungen”

Anlage 6	Preisliste „Dauernd überlassene Tn/TV-Leitungen”

Anlage 7	Allgemeine Geschäftsbedingungen „Digitale TV-Festverbindungen”

Anlage 8	Preisliste „Digitale TV-Festverbindungen”

Anhang 1	Schaubild zu Rundfunkleistungen

Ort, Datum

T-Systems International GmbH

T-Systems International GmbH

Kabel Hamburg/Schleswig-Holstein/
Mecklenburg-Vorpommern GmbH & Co. KG

Term Sheet Nr. 2

zum

Rahmenleistungsvertrag

zwischen der

T-Systems International GmbH

und der

Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

Rundfunk

“Übertragungsleistungen”

1.             Parteien

Leistungsgeber:	T-Systems International GmbH - MediaBroadcast
Leistungsnehmer:	Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

2.             Leistungsgegenstand, -beschreibung

2.1           Leistungsgegenstand ist die Bereitstellung von Standard-Festverbindungen zur Übertragung von Ton- und Fernsehprogrammen innerhalb von Breitbandverteilnetzen des Leistungsnehmers.

2.2          Der Leistungsgeber stellt dem Leistungsnehmer folgende Arten von Standard-Festverbindungen bereit:

•    Standard-Festverbindung Analog R15K (Mono)

•    Standard-Festverbindung Analog R15K (Stereo)

•    Standard-Festverbindung Analog R5M (ohne Begleitton)

•    Standard-Festverbindung Analog R5M (mit Monoton)

•    Standard-Festverbindung Analog R5M (mit Stereoton)

.

24.01.2003

Final

2.3           Die Durchführung und Abwicklung der von dem Leistungsgeber nach dieser Vereinbarung zu erbringenden Leistungen erfolgt auf der Grundlage der folgenden Bestimmungen des Leistungsgebers (in der jeweils gültigen Fassung):

1)            Allgemeine Geschäftsbedingungen “Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen” (nachfolgend “AGB” genannt) (Anlage 4),

2)             Leistungsbeschreibung “Dauernd überlassene Tn/TV-Leitungen” (nachfolgend “Leistungsbeschreibung” genannt) (Anlage 5) und

3)            Preisliste „Dauernd überlassene Tn/TV-Leitungen” (nachfolgend “Preisliste” genannt) (Anlage 6).

3.             Mitwirkungspflichten des Leistungsnehmers

Keine besonderen Vereinbarungen.

4.            Jahresmengenplanung, Bestellung, Mengenunterschreitung, Mengenüberschreitung

Siehe Ziffer 5.

5.            Leistungsumfang, Mengengerüst

5.1           Die Anlage 1 enthält eine Liste der bereitzustellenden Standard-Festverbindungen mit Angabe der jeweiligen Verkehrsbeziehung (Standort der Quelle und der Senke) (Mengengerüst).

5.2           Der Leistungsnehmer kann die Bereitstellung weiterer Standard-Festverbindungen mit dem Leistungsgeber vereinbaren (Zugänge) sowie bereitgestellte Standard-Festverbindungen und Leitungen nach Maßgabe der AGB kündigen (Abgänge).

6.            Vergütung

6.1           Die geschuldeten Leistungen sind nach den AGB, der Leistungsbeschreibung und der Preisliste (in der jeweils gültigen Fassung) zu vergüten.

TS TSI NR. 2 ÜBERTRAGUNG - HH/SH/MV - HENGELER MUELLER

6.2           Die für die in der Anlage 1 aufgeführten Standard-Festverbindungen zu zahlende Vergütung ergibt sich ebenfalls aus Anlage 1.

6.3           Werden neue Standard-Festverbindungen zur Verfügung gestellt (Zugänge), erhöht sich die Vergütung nach Maßgabe der Regelungen in den AGB, der Leistungsbeschreibung und der Preisliste. Werden Standard-Festverbindungen gekündigt (Abgänge), vermindert sich der geschuldete Betrag in entsprechendem Umfang.

7.             Leistungsabrechnung

Die erbrachten Leistungen werden unter Berücksichtigung von Zu- und Abgängen von den regional zuständigen Abteilungen Regionales MediaBroadcast (RMB) des Leistungsgebers (siehe Anlage 2) entsprechend den AGB in Rechnung gestellt.

8.             Einzelabruf der Leistungen

Die Bestellung der Leistungen durch den Leistungsnehmer erfolgt bei den regional zuständigen Geschäftsstellen Carrier Services des Leistungsgebers (siehe Anlage 2).

9.             Lieferung, Leistungsort, Leistungszeit

9.1           Die unter Ziffer 2 genannten Standard-Festverbindungen werden von dem Leistungsgeber nach Maßgabe der AGB und der Leistungsbeschreibung installiert und übergeben.

9.2           Der Leistungsort und der Ort des Gefahrenübergangs für die von dem Leistungsgeber erbrachten Leistungen ist der in der Anlage 1 jeweils aufgeführte Standort der Senke.

9.3           Die Bereitstellungszeit wird zwischen dem Leistungsgeber und dem Leistungsnehmer gesondert vereinbart.

10.          Qualität, Qualitätsprüfung

Die Qualität der Leistung und Qualitätszusicherungen des Leistungsgebers sind in den AGB geregelt. Bei einer von dem Leistungsgeber zu vertretenden Nichteinhaltung der vereinbarten Verfügbarkeit gelten die einschlägigen Vorschriften der Leistungsbeschreibung.

11.          Laufzeit, Kündigung

11.1         Das Term Sheet tritt am Stichtag in Kraft. Es kann von jeder der Parteien mit einer Frist von 3 Monaten zum Ende eines Kalenderjahres gekündigt werden, erstmals zum 31. Dezember 2007.

11.2         Die Kündigungsfrist für die einzelnen Leitungen (nachfolgend “Teilkündigung” genannt) und die Rechtsfolgen einer Teilkündigung richten sich nach den AGB, der Leistungsbeschreibung und der Preisliste. Eine Teilkündigung ist jedoch erstmals zum 31. Dezember 2007 möglich.

11.3         Das Recht zu einer außerordentlichen Kündigung bleibt für beide Parteien unberührt.

12.          Ansprechpartner

12.1         Ansprechpartner bei dem Leistungsgeber bezüglich

•    Neueinrichtung

•    Kündigung

•    Änderung

•    Sonderbauweisen

für die unter Anlage 1 genannten Standard-Festverbindungen  ist die jeweils regional zuständige Geschäftsstelle Carrier Services des Leistungsgebers (siehe Anlage 2).

Ansprechpartner bei dem Leistungsgeber für Störungsmeldungen sind die regional zuständigen Service Center Rundfunk (SCR) (siehe Anlage 3).

12.2         Die jeweiligen Ansprechpartner werden im Rahmen der gemäß § 2.2 des Rahmenleistungsvertrages zu vereinbarenden Service Level Agreements bestimmt.

13.          Sonstiges

Nicht anwendbar.

Verzeichnis der Anlagen zu diesem Term Sheet:

Anlage 1	Mengengerüst und Vergütung

Anlage 2	Verzeichnis RMB und Carrier Services

Anlage 3	Verzeichnis RSM

Anlage 4	Allgemeine Geschäftsbedingungen “Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen”

Anlage 5	Leistungsbeschreibung “Dauernd überlassene Tn/TV-Leitungen”

Anlage 6	Preisliste “Dauernd überlassene Tn/TV-Leitungen”

Anhang 1	Schaubild zu Rundfunkleistungen

Ort, Datum

T-Systems International GmbH

T-Systems International GmbH

Kabel Hamburg/Schleswig-Holstein/
Mecklenburg-Vorpommern GmbH & Co. KG

Term Sheet Nr. 3

zum

Rahmenleistungsvertrag

zwischen der

T-Systems International GmbH

und der

Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

Rundfunk

“Signalabgriffe RegG”

1.             Parteien

Leistungsgeber:	T-Systems International GmbH - MediaBroadcast
Leistungsnehmer:	Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

2.             Leistungsgegenstand, -beschreibung

2.1           Der Leistungsgeber überläßt dem Leistungsnehmer analoge Audio- und Videosignale in Audio- bzw. Video-Frequenzlage (nachfolgend “Signale” genannt) zur Versorgung der Breitbandverteilnetze des Leistungsnehmers. Digitale Signale sind nicht erfaßt.

2.2           Diese Signale werden an verschiedenen Stellen technischer Einrichtungen des Leistungsgebers bereitgestellt. Eine Übersicht über die verschiedenen Stellen enthält die Anlage 1.

2.3           Der Leistungsnehmer ist berechtigt, die Signale an den Übergabepunkten auf eigene Kosten abzugreifen und ausschließlich zum Zwecke der Weiterverbreitung über die Kabelfernsehnetze in diese einzuspeisen. Eine Berechtigung zur Nutzung der Signale für andere Zwecke besteht nicht. Die Berechtigung zum Abgriff besteht

24.01.2003

Final

nur, soweit der Leistungsnehmer über alle erforderlichen Lizenzen für die Einspeisung der Signale verfügt.

2.4           Der Leistungsgeber gestattet dem Leistungsnehmer für die Zwecke dieses Leistungsverhältnisses nach vorheriger Absprache die Unterbringung der für den Abgriff erforderlichen technischen Einrichtungen (z.B. Verteilverstärker) auf dem Gelände des Leistungsgebers sowie den Zugang des Personals des Leistungsnehmers zu diesen technischen Einrichtungen. Die Bedingungen für Unterbringung und Zugang entsprechen denjenigen, die für die Regelung für Unterbringung und Zugang nach dem Term Sheet Rundfunk “Signalabgriffe TSI” im umgekehrten Leistungsverhältnis gelten.

3.             Mitwirkungspflichten des Leistungsnehmers

Keine gesonderten Vereinbarungen.

4.             Jahresmengenplanung, Bestellung, Mengenunterschreitung,
                Mengenüberschreitung

Findet keine Anwendung.

5.             Leistungsumfang, Mengengerüst

5.1          Die Anlage 2 enthält eine Zusammenstellung der Menge der Signalüberlassungen (Mengengerüst).

5.2          Bei Veränderungen des Mengengerüstes ist Anlage 2 einvernehmlich zu aktualisieren.

5.3           Über den in der Anlage 2 festgeschriebenen Leistungsumfang hinaus ist der Leistungsgeber verpflichtet, dem Leistungsnehmer weitere Signale zu überlassen, soweit der Leistungsnehmer hierzu einen gesonderten Auftrag erteilt. Dies gilt jedoch nur dann, wenn dem Leistungsgeber durch die Überlassung solcher weiterer

TS TSI NR. 3 SIGNALABGRIFFE REGG - HH/SH/MV - HENGELER MUELLER

 Signale an den Leistungsnehmer weder zusätzlicher Aufwand noch zusätzliche Kosten entstehen.

6.             Vergütung

6.1           Für die Überlassung der einzelnen Signale hat der Leistungsnehmer folgenden Preis zu entrichten, welcher dem Preis im umgekehrten Leistungsverhältnis nach dem Term Sheet Rundfunk “Signalabgriffe TSI” entspricht:

Monatlicher Preis je Signalüberlassung:	€ 420,00 (ohne MWSt.).

Daraus ergibt sich für das abgestimmte Mengengerüst das aus der Anlage 2 ersichtliche Entgelt.

6.2           Einzelne Signalüberlassungen können vom Leistungsnehmer jeweils zum Monatsende gekündigt werden (nachfolgend “Teilkündigung” genannt). Das zu entrichtende Entgelt reduziert sich im Folgemonat um den monatlichen Preis je gekündigter Signalüberlassung.

6.3           Für weitere Signalüberlassungen über die Art oder den Umfang nach Anlage 2 hinaus ist folgendes Entgelt zu entrichten:

Monatlicher Preis je weiterer Signalüberlassung:	€ 600,00 (ohne MWSt).

7.             Leistungsabrechnung

7.1          Die erbrachten Leistungen werden unter Berücksichtigung von Zu- und Abgängen von den regional zuständigen Abteilungen  Regionales MediaBroadcast (RMB) des Leistungsgebers (siehe Anlage 3) monatlich im voraus in Rechnung gestellt.

7.2           Für die Zahlung der Rechnungsbeträge gelten die in den AGB “Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen” (in ihrer jeweils gültigen Fassung) unter Punkt 5.3 genannten Bedingungen. Die AGB sind in der Anlage 5 beigefügt.

8.             Einzelabruf der Leistungen

Die Bestellung und Kündigung der einzelnen Leistungen durch den Leistungsnehmer erfolgt bei der regional zuständigen Geschäftsstelle Carrier Services. Diese  ist in der Anlage 3 aufgeführt.

9.             Lieferung, Leistungsort, Leistungszeit

9.1           Die unter Ziffer 2 genannten Signale werden dem Leistungsnehmer im Rahmen der bestehenden technischen und betrieblichen Möglichkeiten bereitgestellt.

9.2           Der Leistungsort und der Ort des Gefahrenübergangs ist der in der Anlage 2 jeweils aufgeführte Standort des Abgriffspunktes. Der Bereitstellungzeitpunkt wird zwischen dem Leistungsgeber und dem Leistungsnehmer im Service Level Agreement (§ 2.2 des Rahmenleistungsvertrages) gesondert vereinbart.

9.3           Der Leistungsgeber überläßt die Signale nur, solange und soweit er sie selbst in seinem Modulationsleitungsnetz überträgt. Sollte absehbar sein, daß die Signalverfügbarkeit durch den Leistungsgeber nicht mehr sichergestellt werden kann (z.B. aufgrund einer Entscheidung einer Landesmedienanstalt, bei Änderung der technischen Konzeption, bei Aufgabe des Senders etc.), wird der Leistungsgeber den Leistungsnehmer hierüber unverzüglich informieren. Der Leistungsgeber ist in einem solchen Fall verpflichtet, dem Leistungsnehmer das Signal im Rahmen des rechtlich Zulässigen für eine angemessene Übergangszeit weiterhin zu überlassen, bis der Leistungsnehmer den Signalempfang anderweitig sichergestellt hat. Die Übergangszeit wird im Einzelfall zwischen dem Leistungsgeber und dem Leistungsnehmer vereinbart.

10.          Qualität, Qualitätsprüfung

Die Qualität der bereitgestellten Signale und ihre Verfügbarkeit entspricht dem bei den Empfangsanlagen und Modulationsleitungsnetzen für die terrestrischen Sender des Leistungsgebers vorherrschenden Qualitäts-Standard.

11.          Laufzeit, Kündigung

11.1         Das Term Sheet tritt am Stichtag in Kraft und läuft auf unbestimmte Zeit. Beide Leistungsbeteiligten können das Term Sheet mit einer Frist von 6 Monaten zum Monatsende ordentlich kündigen, frühestens jedoch zum 31.12.2007.

11.2         Das Recht zu einer außerordentlichen Kündigung bleibt für beide Parteien unberührt. Ebenfalls unberührt bleibt die Regelung zum Leistungszeitraum (Ziffer 9.3).

11.3         Dieses Term Sheet kann, außer im Fall der außerordentlichen Kündigung, im übrigen nur gemeinsam mit dem Term Sheet “Signalabgriffe TSI” gekündigt werden.

12.          Ansprechpartner

12.1         Ansprechpartner bei dem Leistungsgeber bezüglich

•    Neueinrichtung

•    Kündigung

•    Änderung

•    Sonderbauweisen

für die in Anlage 2 genannten Signale  ist die jeweils regional zuständige Geschäftsstelle Carrier Services des Leistungsgebers (siehe Anlage 3).

Ansprechpartner bei dem Leistungsgeber für Störungsmeldungen  ist das regional zuständige Regionale Servicemanagement (RSM) (siehe Anlage 4).

12.2         Ansprechpartner bei dem Leistungsnehmer: N.N.

13.          Sonstiges

Nicht anwendbar.

Verzeichnis der Anlagen zu diesem Term Sheet:

Anlage 1	Darstellung der Signalabgriffe
Anlage 2	Mengengerüst
Anlage 3	Verzeichnis RMB und Carrier Services
Anlage 4	Verzeichnis RSM
Anlage 5	Allgemeine Geschäftsbedingungen “Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen”

Ort, Datum

T-Systems International GmbH

T-Systems International GmbH

Kabel Hamburg/Schleswig-Holstein/
Mecklenburg-Vorpommern GmbH & Co. KG

Term Sheet Nr. 4

zum

Rahmenleistungsvertrag

zwischen der

T-Systems International GmbH

und der

Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG

Rundfunk

“Signalabgriffe TSI”

1.             Parteien

Leistungsgeber:	Kabel Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern GmbH & Co. KG
Leistungsnehmer:	T-Systems International GmbH - Media Broadcast

2.             Leistungsgegenstand, -beschreibung

2.1           Der Leistungsgeber überläßt dem Leistungsnehmer analoge Audio- und Videosignale in Audio- bzw. Video-Frequenzlage (im folgenden “Signale”) zur Modulation eines Teils der terrestrischen Sender des Leistungsnehmers. Digitale Signale sind nicht erfaßt.

2.2           Diese Signale werden an verschiedenen Stellen technischer Einrichtungen des Leistungsgebers bereitgestellt. Eine Übersicht über die verschiedenen Stellen enthält die Anlage 1.

2.3           Der Leistungsnehmer ist berechtigt, die Signale an den Übergabepunkten auf eigene Kosten abzugreifen und ausschließlich zum Zwecke der Weiterverbreitung über die terrestrischen Sender an diese heranzuführen. Eine Berechtigung zur Nutzung der Signale für andere Zwecke besteht nicht. Die Berechtigung zum

TS TSI NR. 4 SIGNALABGRIFFE TSI - HH/SH/MV - HENGELER MUELLER

Abgriff besteht nur, soweit der Leistungsnehmer über alle erforderlichen Lizenzen für die Weiterverbreitung der Signale verfügt und dem Leistungsnehmer die terrestrischen Frequenzen durch die zuständige Landesmedienanstalt zugewiesen worden sind.

2.4           Der Leistungsgeber gestattet dem Leistungsnehmer für die Zwecke dieses Leistungsverhältnisses nach vorheriger Absprache die Unterbringung der für den Abgriff erforderlichen technischen Einrichtungen (z.B. Verteilverstärker) auf dem Gelände des Leistungsgebers sowie den Zugang des Personals des Leistungsnehmers zu diesen technischen Einrichtungen. Die Bedingungen für Unterbringung und Zugang entsprechen denjenigen, die für die Regelung für Unterbringung und Zugang nach dem Term Sheet Rundfunk “Signalabgriffe RegG” im umgekehrten Leistungsverhältnis gelten.

3.             Mitwirkungspflichten des Leistungsnehmers

Keine gesonderten Vereinbarungen.

4.             Jahresmengenplanung, Bestellung, Mengenunterschreitung, Mengenüberschreitung

Findet keine Anwendung.

5.             Leistungsumfang, Mengengerüst

5.1          Die Anlage 2 enthält eine Zusammenstellung der Menge der Signalüberlassungen (Mengengerüst).

5.2          Bei Veränderungen des Mengengerüstes ist Anlage 2 einvernehmlich zu aktualisieren.

5.3           Über den in der Anlage 2 festgeschriebenen Leistungsumfang hinaus ist der Leistungsgeber verpflichtet, dem Leistungsnehmer weitere Signale zu überlassen, soweit der Leistungsnehmer hierzu einen gesonderten Auftrag erteilt. Dies gilt jedoch nur dann, wenn dem Leistungsgeber durch die Überlassung solcher weiteren

Signale an den Leistungsnehmer weder zusätzlicher Aufwand noch zusätzliche Kosten entstehen.

6.             Vergütung

6.1           Für die Überlassung der einzelnen Signale hat der Leistungsnehmer folgenden Preis zu entrichten, welcher dem Preis im umgekehrten Leistungsverhältnis nach dem Term Sheet Rundfunk “Signalabgriffe RegG” entspricht:

Monatlicher Preis je Signalüberlassung:	€ 420,00 (ohne MWSt.).

Daraus ergibt sich für das abgestimmte Mengengerüst das aus der Anlage 2 ersichtliche Entgelt.

6.2           Einzelne Signalüberlassungen können vom Leistungsnehmer jeweils zum Monatsende gekündigt werden (“Teilkündigung”). Das zu entrichtende Entgelt reduziert sich im Folgemonat um den monatlichen Preis je gekündigter Signalüberlassung.

6.3           Für weitere Signalüberlassungen über die Art oder den Umfang nach Anlage 2 hinaus ist folgendes Entgelt zu entrichten:

Monatlicher Preis je weiterer Signalüberlassung:	€ 600,00 (ohne MWSt).

7.             Leistungsabrechnung

7.1           Die erbrachten Leistungen werden unter Berücksichtigung von Zu- und Abgängen von dem Leistungsgeber monatlich im voraus in Rechnung gestellt.

7.2           Für die Zahlung der Rechnungsbeträge gelten die in den AGB der TSI “Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen” (in ihrer jeweils gültigen Fassung) unter Punkt 5.3 genannten Bedingungen entsprechend. Die AGB sind in der Anlage 3 beigefügt.

8.             Einzelabruf der Leistungen

Die Bestellung und Kündigung der einzelnen Leistungen durch den Leistungsnehmer erfolgt bei: N.N.

9.             Lieferung, Leistungsort, Leistungszeit

9.1           Die unter Ziffer 2 genannten Signale werden dem Leistungsnehmer im Rahmen der bestehenden technischen und betrieblichen Möglichkeiten bereitgestellt.

9.2           Der Leistungsort und der Ort des Gefahrenübergangs ist der in der Anlage 2 jeweils aufgeführte Standort des Abgriffspunktes. Der Bereitstellungszeitpunkt wird im Service Level Agreement (§ 2.2 des Rahmenleistungsvertrages) zwischen dem Leistungsgeber und dem Leistungsnehmer gesondert vereinbart.

9.3           Der Leistungsgeber überläßt die Signale nur solange und soweit er sie selbst in seinem Kabelnetz überträgt. Sollte absehbar sein, daß die Signalverfügbarkeit durch den Leistungsgeber nicht mehr sichergestellt werden kann (z.B. aufgrund einer Entscheidung einer Landesmedienanstalt, bei Änderung der technischen Konzeption, bei Aufgabe des Kabelnetzes etc.), wird der Leistungsgeber den Leistungsnehmer hierüber unverzüglich informieren. Der Leistungsgeber ist in einem solchen Fall verpflichtet, dem Leistungsnehmer das Signal im Rahmen des rechtlich Zulässigen für eine angemessene Übergangszeit weiterhin zu überlassen, bis der Leistungsnehmer den Signalempfang anderweitig sicher gestellt hat. Die Übergangszeit wird im Einzelfall zwischen dem Leistungsgeber und dem Leistungsnehmer vereinbart.

10.          Qualität, Qualitätsprüfung

10.1         Die Qualität der bereitgestellten Signale und ihre Verfügbarkeit entspricht dem bei der BK-Einspeisung und -Verteilung in dem jeweiligen Netz des Leistungsgebers vorherrschenden Qualitäts-Standard.

10.2         Der Leistungsgeber ist jedoch bemüht, im Sinne eigener betrieblicher Regelungen die Qualität und Verfügbarkeit so hoch wie für die BK-Einspeisung notwendig zu halten.

11.          Laufzeit, Kündigung

11.1         Das Term Sheet tritt am Stichtag in Kraft und läuft auf unbestimmte Zeit. Beide Leistungsbeteiligten können das Term Sheet mit einer Frist von 6 Monaten zum Monatsende ordentlich kündigen, frühestens jedoch zum 31.12.2007.

11.2         Das Recht einer zu einer außerordentlichen Kündigung bleibt für beide Parteien unberührt. Ebenfalls unberührt bleibt die Regelung zum Leistungszeitraum (Ziffer 9.3).

11.3         Dieses Term Sheet kann, außer im Fall der außerordentlichen Kündigung, im übrigen nur gemeinsam mit dem Term Sheet “Signalabgriffe RegG” gekündigt werden.

12.          Ansprechpartner

12.1         Ansprechpartner bei dem Leistungsgeber bezüglich

•    Neueinrichtung

•    Kündigung

•    Änderung

•    Sonderbauweisen

für die in Anlage 2 genannten Signale ist: N.N.

Ansprechpartner bei dem Leistungsgeber für Störungsmeldungen ist: N.N.

12.2         Ansprechpartner bei dem Leistungsnehmer ist das regional zuständige  RMB.

13.          Sonstiges

Nicht anwendbar.

Verzeichnis der Anlagen zu diesem Term Sheet:

Anlage 1	Darstellung der Signalabgriffe

Anlage 2	Mengengerüst und Vergütung

Anlage 3	Allgemeine Geschäftsbedingungen “Dauernd überlassene Tn/TV-Sendeanlagen und Leitungen”

Ort, Datum

T-Systems International GmbH

T-Systems International GmbH

Kabel Hamburg/Schleswig-Holstein/
Mecklenburg-Vorpommern GmbH & Co. KG